Exhibit 99.1

News Release	NYSE: BOH

Media Inquiries

Stafford Kiguchi

Telephone: 808-537-8580

Pager: 877-849-5423

E-mail: skiguchi@boh.com

Investor/Analyst Inquiries

Cindy Wyrick

Telephone: 808-537-8430

Email: cwyrick@boh.com

Bank of Hawaii Corporation 2005 Financial Results

•                  2005 Diluted Earnings Per Share $3.41, Up 10.7% From 2004

•                  2005 Net Income $181.6 Million, Up 4.7% From 2004

•                  Board of Directors Increases Share Repurchase Authorization $100 Million

•                  Board of Directors Declares Dividend of $0.37 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 23, 2006)—Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share for 2005 of $3.41, up $0.33 or 10.7 percent from diluted earnings per share of $3.08 in 2004. Net income for the year was $181.6 million, up $8.2 million or 4.7 percent from $173.3 million in the previous year. The return on average assets in 2005 was 1.81 percent, up from 1.78 percent in 2004. The return on average equity for the year was 24.83 percent, up from 22.78 percent in 2004.

“We are pleased with our financial performance in 2005 and the continued momentum of our bank,” said Allan R. Landon, Chairman and CEO. “These results would not have been possible without the strong customer focus and dedication of our exceptional employees. The Hawaii economy remains solid and we are on track to surpass the goals of our 2004 – 2006 plan.”

Diluted earnings per share for the fourth quarter of 2005 were $0.86, up $0.04 or 4.9 percent from $0.82 per diluted share for the same period last year. Net income in the fourth quarter of 2005 was $44.8 million, down $1.5 million or 3.2 percent from net income of $46.2 million in the fourth quarter last year. Results for the fourth quarter of 2004 included a return to income of $6.5 million before tax ($4.1 million after tax or $0.07 per diluted share), resulting from a release of reserves for loan and lease losses. The return on average assets for the fourth quarter of 2005 was 1.76 percent, down from 1.89 percent in the fourth quarter of 2004. The return on average equity was 25.19 percent for the quarter, up from 23.63 percent in the same quarter last year.

- more -

130 Merchant Street	•	PO Box 2900	•	Honolulu HI 96846-6000	•	Fax 808-537-8440	•	Website www.boh.com

Financial Highlights

Net interest income, on a taxable equivalent basis, for the fourth quarter of 2005 was $103.5 million, up $3.5 million from $100.0 million in the fourth quarter last year and up $1.5 million from $102.0 million in the third quarter of 2005. The increase in net interest income compared to the same quarter last year was largely due to an increase in the yield in average earning assets partially offset by a rise in deposit rates as a result of short term rate increases. An analysis of the change in net interest income for the full year of 2005 is included in Table 6.

The net interest margin was 4.42 percent for the fourth quarter of 2005, a 2 basis point increase from 4.40 percent in the fourth quarter of 2004 and a 12 basis point increase from 4.30 percent in the previous quarter. The net interest margin for the full year of 2005 was 4.37 percent, a 5 basis point increase from 4.32 percent in 2004.

Net income for the fourth quarter of 2005 included a provision for credit losses of $1.6 million. As previously mentioned, the Company returned to income $6.5 million of the allowance for loan and lease losses during the fourth quarter of 2004. Net income for the third quarter of 2005 included a provision for credit losses of $3.0 million.

Non-interest income was $50.8 million for the fourth quarter, an increase of $2.5 million or 5.1 percent compared to non-interest income of $48.4 million in the same quarter last year and a decrease of $4.7 million or 8.5 percent compared to non-interest income of $55.5 million in the third quarter of 2005. Non-interest income in the third quarter of 2005 included a gain of $3.4 million on the sale of assets at the end of a leveraged lease transaction.

Non-interest expense was $83.2 million in the fourth quarter of 2005, up $1.1 million or 1.3 percent from $82.1 million in the fourth quarter of 2004 and down $1.4 million or 1.7 percent from $84.6 million in the previous quarter. An analysis of salaries and benefit expenses is included in Table 7.

The efficiency ratio for the fourth quarter of 2005 was 53.92 percent, an improvement from 55.37 percent in the same quarter last year and essentially flat with the efficiency ratio of 53.72 in the previous quarter. The efficiency ratio for the full year of 2005 was 53.15 percent compared to 56.14 percent for 2004.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury and Other Corporate. Results are determined based on the Company’s internal financial management reporting process and organizational structure. Previously reported results have been reclassified to conform to the current organizational reporting structure. Business segment performance details are summarized in Tables 11a and 11b.

Asset Quality

Non-performing assets declined to $6.5 million at December 31, 2005, a decrease of $7.4 million, or 53.3 percent, compared to non-performing assets of $13.9 million at December 31, 2004 and a decrease of $1.8 million, or 21.5 percent, compared to $8.3 million at September 30, 2005. At December 31, 2005 the ratio of non-performing assets to total loans and leases, foreclosed real estate, and other investments was 0.11 percent compared with 0.23 percent at December 31, 2004 and 0.13 percent at September 30, 2005.

Non-accrual loans and leases were $5.8 million at December 31, 2005, a reduction of $7.8 million, or 57.4 percent, compared to non-accrual loans and leases of $13.7 million at December 31, 2004 and down $1.3 million, or 18.7 percent, compared to $7.2 million at September 30, 2005. Non-accrual loans and leases as a percentage of total loans and leases were 0.09 percent at December 31, 2005, down from 0.23 percent at December 31, 2004 and from 0.12 percent at September 30, 2005.

Net charge-offs for the fourth quarter of 2005 were $1.6 million, or 0.10 percent (annualized) of total average loans and leases. In the fourth quarter of 2004, net charge-offs were $4.6 million, or 0.31 percent (annualized) of total average loans and leases. Net charge-offs in the previous quarter were $13.0 million, or 0.84 percent (annualized) of total average loans and included a $10.0 million write-off of a fully reserved aircraft lease. Net charge-offs for the full year of 2005 were $22.0 million, or 0.36 percent of total average loans compared to $5.5 million or 0.09 percent of total average loans for the prior year. Net charge-offs in 2004 included a $6.0 million recovery of a previously charged-off loan from the divested Asia business.

The allowance for loan and lease losses was $91.1 million at December 31, 2005, down from $106.8 million at December 31, 2004 and down slightly from $91.7 million at September 30, 2005. The reserve for unfunded commitments was $5.1 million at December 31, 2005, down from $6.8 million at December 31, 2004 and up from $4.5 million at September 30, 2005. The ratio of the allowance for loan and lease losses to total loans was 1.48 percent at December 31, 2005, down from 1.78 percent at December 31, 2004 and unchanged from September 30, 2005. The decrease in the ratio from the previous year was largely due to the previously mentioned write-off of an aircraft lease.

Credit exposure to the air transportation industry is summarized in Table 8.

Other Financial Highlights

Total assets were $10.19 billion at December 31, 2005, up $421 million from $9.77 billion at December 31, 2004 and up $102 million from $10.09 billion at September 30, 2005. Total loans and leases were $6.17 billion at December 31, 2005, up $182 million from $5.99 billion at December 31, 2004 and down $34 million from $6.20 billion at September 30, 2005.

Total commercial loans were $2.10 billion at December 31, 2005, down $11 million compared to $2.11 billion at December 31, 2004 and down $87 million from $2.19 billion at September 30, 2005. Total consumer loans were $4.07 billion at December 31, 2005, up $192 million compared to $3.88 billion at December 31, 2004 and up $53 million compared to $4.01 billion at September 30, 2005.

Total deposits at December 31, 2005 were $7.91 billion, up $343 million from total deposits of $7.56 billion at December 31, 2004 and up $151 million from total deposits of $7.76 billion at September 30, 2005. Non-interest bearing demand deposits were $2.13 billion at December 31, 2005, up $157 million compared to $1.98 billion at December 31, 2004 and up $244 million compared to $1.89 billion at September 30, 2005.

During the fourth quarter of 2005, Bank of Hawaii Corporation repurchased 0.6 million shares of common stock at a total cost of $32.3 million under its share repurchase program. The average cost was $51.20 per share repurchased during the quarter. From the beginning of the share repurchase program in July 2001 through December 31, 2005, the Company repurchased a total of 40.0 million shares and returned over $1.33 billion to the shareholders at an average cost of $33.31 per share.

The Company’s Board of Directors has increased the authorization under the share repurchase program by an additional $100 million of common stock. This new authorization, combined with the previously announced authorizations of $1.35 billion, brings the total repurchase authority to $1.45 billion. From January 1, 2006 through January 20, 2006, the Company repurchased an additional 65.0 thousand shares of common stock at an average cost of $52.54 per share. Remaining buyback authority under the share repurchase program was $114.6 million at January 20, 2006.

The Company’s capital and liquidity remain strong. At December 31, 2005 the Tier 1 leverage ratio was 7.14 percent compared to 6.98 percent at September 30, 2005 and 8.29 percent at December 31, 2004.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.37 per share on the Company’s outstanding shares. The dividend will be payable on March 14, 2006 to shareholders of record at the close of business on February 28, 2006.

Financial Outlook

Bank of Hawaii Corporation currently estimates that its net income for 2006 will be approximately $187 million, which exceeds its previous guidance by $9 million. Net income estimates for 2006 include a $17 million provision for credit losses.  An analysis of credit quality is performed quarterly to determine the adequacy of the reserve for credit losses.  The results of this analysis determine the timing and amount of the provision for credit losses.

Conference Call Information

The Company will review its fourth quarter 2005 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time). The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com. The conference call number is 866-203-3206 in the United States or 617-213-8848 for international callers. No confirmation code is required to access the call. A replay will be available for one week beginning Monday, January 23, 2006 by calling 888-286-8010 in the United States or 617-801-6888 for international callers and entering the number 41805438 when prompted. A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

Forward-Looking Statements

This news release contains, and other statements made by the Company may contain, forward-looking statements concerning, among other things, the economic and business environment in our service area and elsewhere, credit quality, anticipated net income and other financial and business matters in future periods. Our forward-looking statements are based on numerous assumptions, any of which could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons, including, but not limited to: 1) unanticipated changes in business and economic conditions, the competitive environment, fiscal and monetary policies, taxing authority interpretations, legislation in Hawaii and the other markets we serve, or the timing and interpretation of proposed accounting standards; 2) changes in our credit quality or risk profile that may increase or decrease the required level of reserve for credit losses; 3) changes in market interest rates that may affect our credit markets and ability to maintain our net interest margin; 4) unpredictable costs and other consequences of legal or regulatory matters involving the Company; 5) changes to the amount and timing of our proposed equity repurchases; 6) real or threatened acts of war or terrorist activity affecting business conditions; and 7) adverse weather, public health and other natural conditions impacting the Company and its customers’ operations.  We do not undertake an obligation to update forward-looking statements to reflect later events or circumstances.

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Bank of Hawaii Corporation and Subsidiaries

Highlights (Unaudited)

Table 1

		Three Months Ended December 31,		Year Ended December 31,
(dollars in thousands except per share amounts)		2005	2004	2005	2004

For the Period:
Interest Income		$132,945	$117,371	$506,442	$455,014
Net Interest Income		103,456	99,931	407,113	390,590
Net Income		44,781	46,241	181,561	173,339
Basic Earnings Per Share		0.88	0.86	3.50	3.26
Diluted Earnings Per Share		0.86	0.82	3.41	3.08
Dividends Declared Per Share		0.37	0.33	1.36	1.23

Net Income to Average Total Assets (ROA)		1.76%	1.89%	1.81%	1.78%
Net Income to Average Shareholders’ Equity (ROE)		25.19	23.63	24.83	22.78
Net Interest Margin(1)		4.42	4.40	4.37	4.32
Efficiency Ratio(2)		53.92	55.37	53.15	56.14

Average Assets		$10,079,483	$9,743,034	$10,023,750	$9,745,466
Average Loans and Leases		6,177,424	5,834,379	6,110,264	5,786,663
Average Deposits		7,795,381	7,516,374	7,766,516	7,422,276
Average Shareholders’ Equity		705,428	778,607	731,077	760,990
Average Equity to Average Assets		7.00%	7.99%	7.29%	7.81%

Market Price Per Share of Common Stock:	Closing	$51.54	$50.74	$51.54	$50.74
	High	53.19	51.10	54.44	51.10
	Low	47.21	46.80	43.82	40.97

	December 31,
	2005	2004
At Period End:
Net Loans and Leases	$6,077,446	$5,880,134
Total Assets	10,187,038	9,766,191
Deposits	7,907,468	7,564,667
Long-Term Debt	242,703	252,638
Shareholders’ Equity	693,352	814,834

Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.48%	1.78%
Dividend Payout Ratio(3)	38.86	37.73
Leverage Ratio	7.14	8.29

Book Value Per Common Share	$13.52	$14.83

Employees (FTE)	2,585	2,623
Branches and Offices	85	87

(1) The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

(2) The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).

(3) Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Income (Unaudited)

Table 2

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands except per share amounts)	2005	2005	2004	2005	2004
Interest Income
Interest and Fees on Loans and Leases	$97,697	$94,381	$84,100	$368,664	$327,953
Income on Investment Securities—Available for Sale	29,820	28,482	26,394	113,608	93,528
Income on Investment Securities—Held to Maturity	4,899	5,109	6,147	21,360	26,204
Deposits	103	57	107	219	3,480
Funds Sold	154	935	356	1,329	1,058
Other	272	270	267	1,262	2,791
Total Interest Income	132,945	129,234	117,371	506,442	455,014
Interest Expense
Deposits	17,479	15,766	9,993	58,426	36,743
Securities Sold Under Agreements to Repurchase	6,504	6,796	3,120	21,187	9,353
Funds Purchased	1,730	901	395	4,515	1,815
Short-Term Borrowings	61	50	39	188	82
Long-Term Debt	3,715	3,761	3,893	15,013	16,431
Total Interest Expense	29,489	27,274	17,440	99,329	64,424
Net Interest Income	103,456	101,960	99,931	407,113	390,590
Provision for Credit Losses	1,588	3,000	(6,500)	4,588	(10,000)
Net Interest Income After Provision for Credit Losses	101,868	98,960	106,431	402,525	400,590
Non-Interest Income
Trust and Asset Management	14,098	14,052	13,934	56,830	53,465
Mortgage Banking	2,597	2,618	1,516	10,399	8,012
Service Charges on Deposit Accounts	10,151	10,046	10,155	39,945	39,117
Fees, Exchange, and Other Service Charges	15,147	15,394	13,684	59,588	54,907
Investment Securities Gains (Losses)	(4)	8	(757)	341	(794)
Insurance	4,201	5,324	4,234	19,643	19,241
Other	4,619	8,074	5,584	22,568	31,146
Total Non-Interest Income	50,809	55,516	48,350	209,314	205,094
Non-Interest Expense
Salaries and Benefits	43,319	44,366	45,043	176,310	184,299
Net Occupancy	9,643	9,896	9,606	38,273	38,347
Net Equipment	5,358	5,335	6,316	21,541	23,926
Professional Fees	4,057	5,689	3,580	15,702	14,212
Other	20,802	19,310	17,558	75,816	73,656
Total Non-Interest Expense	83,179	84,596	82,103	327,642	334,440
Income Before Income Taxes	69,498	69,880	72,678	284,197	271,244
Provision for Income Taxes	24,717	25,051	26,437	102,636	97,905
Net Income	$44,781	$44,829	$46,241	$181,561	$173,339
Basic Earnings Per Share	$0.88	$0.87	$0.86	$3.50	$3.26
Diluted Earnings Per Share	$0.86	$0.85	$0.82	$3.41	$3.08
Dividends Declared Per Share	$0.37	$0.33	$0.33	$1.36	$1.23
Basic Weighted Average Shares	50,743,172	51,385,840	53,766,057	51,848,765	53,232,815
Diluted Weighted Average Shares	52,042,845	52,844,961	56,055,531	53,310,816	56,241,044

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Condition (Unaudited)

Table 3

(dollars in thousands)	December 31, 2005	September 30, 2005	December 31, 2004

Assets
Interest-Bearing Deposits	$4,893	$10,119	$4,592
Investment Securities—Available for Sale
Held in Portfolio	2,333,417	2,381,462	2,483,719
Pledged as Collateral	204,798	172,500	—
Investment Securities—Held to Maturity (Fair Value of $442,989, $475,884, and $585,836)	454,240	485,041	589,908
Funds Sold	—	10,000	21,000
Loans Held for Sale	17,915	18,095	17,642
Loans and Leases	6,168,536	6,202,546	5,986,930
Allowance for Loan and Lease Losses	(91,090)	(91,654)	(106,796)
Net Loans and Leases	6,077,446	6,110,892	5,880,134
Total Earning Assets	9,092,709	9,188,109	8,996,995
Cash and Non-Interest-Bearing Deposits	493,825	296,152	225,359
Premises and Equipment	133,913	135,952	146,095
Customers’ Acceptance Liability	1,056	1,081	1,406
Accrued Interest Receivable	43,033	40,898	36,044
Foreclosed Real Estate	358	413	191
Mortgage Servicing Rights	18,010	18,049	18,769
Goodwill	34,959	34,959	36,216
Other Assets	369,175	369,622	305,116
Total Assets	$10,187,038	$10,085,235	$9,766,191
Liabilities
Deposits
Non-Interest-Bearing Demand	$2,134,916	$1,890,904	$1,977,703
Interest-Bearing Demand	1,678,454	1,716,306	1,536,323
Savings	2,819,258	2,880,066	2,960,351
Time	1,274,840	1,269,310	1,090,290
Total Deposits	7,907,468	7,756,586	7,564,667
Securities Sold Under Agreements to Repurchase	609,380	756,407	568,981
Funds Purchased	268,110	172,365	149,635
Short-Term Borrowings	9,447	8,537	15,000
Banker’s Acceptances Outstanding	1,056	1,081	1,406
Retirement Benefits Payable	71,116	67,136	65,708
Accrued Interest Payable	10,910	9,416	7,021
Taxes Payable and Deferred Taxes	269,094	276,678	229,928
Other Liabilities	104,402	98,026	96,373
Long-Term Debt	242,703	242,692	252,638
Total Liabilities	9,493,686	9,388,924	8,951,357
Shareholders’ Equity
Common Stock ($.01 par value); authorized 500,000,000 shares; issued / outstanding: December 2005—56,827,483 / 51,276,286, September 2005—81,722,233 / 51,282,537, December 2004—81,711,752 / 54,960,857	565	815	813
Capital Surplus	473,338	463,084	450,998
Accumulated Other Comprehensive Income (Loss)	(47,818)	(34,697)	(12,917)
Retained Earnings	546,591	1,366,058	1,282,425
Deferred Stock Grants	(11,080)	(5,974)	(8,433)
Treasury Stock, at Cost (Shares: December 2005—5,551,197, September 2005—30,439,696, December 2004—26,750,895)	(268,244)	(1,092,975)	(898,052)
Total Shareholders’ Equity	693,352	696,311	814,834
Total Liabilities and Shareholders’ Equity	$10,187,038	$10,085,235	$9,766,191

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Shareholders’ Equity (Unaudited)

Table 4

(dollars in thousands)	Total	Common Stock	Capital Surplus	Accum. Other Comprehensive Income (Loss)	Retained Earnings	Deferred Stock Grants	Treasury Stock	Comprehensive Income

Balance at December 31, 2004	$814,834	$813	$450,998	$(12,917)	$1,282,425	$(8,433)	$(898,052)
Comprehensive Income:
Net Income	181,561	—	—	—	181,561	—	—	$181,561
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	(32,547)	—	—	(32,547)	—	—	—	(32,547)
Change in Pension Liability Adjustments	(2,354)	—	—	(2,354)	—	—	—	(2,354)
Total Comprehensive Income								$146,660

Common Stock Issued under Stock Plans and Related Tax Benefits (1,430,416 shares)	50,067	2	22,090	—	(4,138)	(2,647)	34,760
Treasury Stock Purchased (5,111,281 shares)	(247,376)	—	—	—	—	—	(247,376)
Treasury Stock Retired (25,000,000 shares)	—	(250)	250	—	(842,424)	—	842,424
Cash Dividends Paid	(70,833)	—	—	—	(70,833)	—	—
Balance at December 31, 2005	$693,352	$565	$473,338	$(47,818)	$546,591	$(11,080)	$(268,244)

Balance at December 31, 2003	$793,132	$807	$391,701	$(5,711)	$1,199,077	$(8,309)	$(784,433)
Comprehensive Income:
Net Income	173,339	—	—	—	173,339	—	—	$173,339
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities	(5,519)	—	—	(5,519)	—	—	—	(5,519)
Change in Pension Liability Adjustments	(1,687)	—	—	(1,687)	—	—	—	(1,687)
Total Comprehensive Income								$166,133

Common Stock Issued under Stock Plans and Related Tax Benefits (5,280,205 shares)	159,972	6	59,297	—	(23,665)	(124)	124,458
Treasury Stock Purchased (5,243,458 shares)	(238,077)	—	—	—	—	—	(238,077)
Cash Dividends Paid	(66,326)	—	—	—	(66,326)	—	—
Balance at December 31, 2004	$814,834	$813	$450,998	$(12,917)	$1,282,425	$(8,433)	$(898,052)

Bank of Hawaii Corporation and Subsidiaries

Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)

Table 5a

	Three Months Ended December 31, 2005			Three Months Ended September 30, 2005(1)			Three Months Ended December 31, 2004(1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$11.2	$0.1	3.64%	$6.4	$0.1	3.55%	$21.0	$0.1	2.05%
Funds Sold	15.1	0.1	4.08	105.7	0.9	3.54	74.3	0.4	1.92
Investment Securities
Available for Sale	2,573.2	29.9	4.64	2,574.2	28.5	4.43	2,444.9	26.4	4.32
Held to Maturity	469.9	4.9	4.17	507.5	5.1	4.03	615.1	6.1	4.00
Loans Held for Sale	12.8	0.2	5.67	17.0	0.3	5.82	15.9	0.2	5.72
Loans and Leases(2)
Commercial and Industrial	943.7	16.0	6.74	992.5	15.9	6.38	804.4	11.6	5.71
Construction	161.3	2.9	7.22	164.5	2.7	6.42	100.1	1.3	5.03
Commercial Mortgage	565.7	9.0	6.33	560.2	8.4	5.95	624.4	8.6	5.47
Residential Mortgage	2,406.3	34.7	5.77	2,364.5	33.9	5.74	2,305.0	32.3	5.62
Other Revolving Credit and Installment	738.8	16.2	8.70	744.0	15.9	8.50	722.4	15.4	8.50
Home Equity	790.8	13.6	6.81	758.2	12.2	6.40	632.6	8.4	5.25
Purchased Home Equity	77.3	0.7	3.68	88.7	0.6	2.71	134.4	1.2	3.71
Lease Financing	493.5	4.4	3.50	497.7	4.5	3.55	511.1	5.1	3.97
Total Loans and Leases	6,177.4	97.5	6.28	6,170.3	94.1	6.07	5,834.4	83.9	5.73
Other	79.4	0.3	1.36	79.4	0.3	1.35	60.7	0.3	1.74
Total Earning Assets(3)	9,339.0	133.0	5.67	9,460.5	129.3	5.44	9,066.3	117.4	5.17
Cash and Non-Interest-Bearing Deposits	314.7			316.1			307.5
Other Assets	425.8			419.4			369.2
Total Assets	$10,079.5			$10,196.0			$9,743.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,650.9	3.1	0.75	$1,730.7	2.9	0.66	$1,500.0	1.3	0.33
Savings	2,882.4	6.1	0.83	2,890.2	5.3	0.73	2,998.5	3.6	0.48
Time	1,273.6	8.3	2.59	1,241.9	7.6	2.42	1,063.7	5.1	1.92
Total Interest-Bearing Deposits	5,806.9	17.5	1.19	5,862.8	15.8	1.07	5,562.2	10.0	0.71
Short-Term Borrowings	888.6	8.3	3.70	953.2	7.7	3.22	776.0	3.5	1.82
Long-Term Debt	242.7	3.7	6.11	242.7	3.8	6.19	252.6	3.9	6.16
Total Interest-Bearing Liabilities	6,938.2	29.5	1.69	7,058.7	27.3	1.53	6,590.8	17.4	1.05
Net Interest Income		$103.5			$102.0			$100.0
Interest Rate Spread			3.98%			3.91%			4.12%
Net Interest Margin			4.42%			4.30%			4.40%
Non-Interest-Bearing Demand Deposits	1,988.5			1,970.9			1,954.2
Other Liabilities	447.4			443.7			419.4
Shareholders’ Equity	705.4			722.7			778.6
Total Liabilities and Shareholders’ Equity	$10,079.5			$10,196.0			$9,743.0

(1) Certain prior period information has been reclassified to conform to current presentation.

(2) Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

(3) Interest income includes taxable-equivalent basis adjustment based upon a statutory tax rate of 35%.

Table 5b

	Year Ended December 31, 2005			Year Ended December 31, 2004(1)
(dollars in millions)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earning Assets
Interest-Bearing Deposits	$7.1	$0.2	3.07%	$189.7	$3.5	1.83%
Funds Sold	39.3	1.3	3.38	85.6	1.0	1.24
Investment Securities
Available for Sale	2,545.6	113.8	4.47	2,227.8	93.7	4.21
Held to Maturity	523.7	21.4	4.08	675.7	26.2	3.88
Loans Held for Sale	14.5	0.8	5.67	15.8	0.9	5.58
Loans and Leases(2)
Commercial and Industrial	953.4	59.8	6.27	834.3	43.2	5.17
Construction	138.6	8.8	6.35	85.7	3.7	4.39
Commercial Mortgage	582.6	34.8	5.97	639.1	34.5	5.40
Residential Mortgage	2,363.8	134.3	5.69	2,298.1	130.1	5.66
Other Revolving Credit and Installment	740.4	62.7	8.46	691.5	59.3	8.58
Home Equity	737.1	46.0	6.24	560.3	27.4	4.88
Purchased Home Equity	96.4	3.1	3.25	168.2	7.4	4.41
Lease Financing	498.0	18.3	3.67	509.5	21.5	4.21
Total Loans and Leases	6,110.3	367.8	6.02	5,786.7	327.1	5.65
Other	69.8	1.3	1.81	73.8	2.8	3.78
Total Earning Assets(3)	9,310.3	506.6	5.44	9,055.1	455.2	5.03
Cash and Non-Interest-Bearing Deposits	313.0			314.6
Other Assets	400.4			375.8
Total Assets	$10,023.7			$9,745.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,667.0	10.1	0.60	$1,433.1	3.2	0.22
Savings	2,928.6	20.5	0.70	2,945.3	13.2	0.45
Time	1,197.8	27.8	2.32	1,114.8	20.3	1.82
Total Interest-Bearing Deposits	5,793.4	58.4	1.01	5,493.2	36.7	0.67
Short-Term Borrowings	843.5	25.9	3.07	884.0	11.3	1.27
Long-Term Debt	244.2	15.0	6.15	284.2	16.4	5.78
Total Interest-Bearing Liabilities	6,881.1	99.3	1.44	6,661.4	64.4	0.97
Net Interest Income		$407.3			$390.8
Interest Rate Spread			4.00%			4.06%
Net Interest Margin			4.37%			4.32%
Non-Interest-Bearing Demand Deposits	1,973.1			1,929.1
Other Liabilities	438.4			394.0
Shareholders’ Equity	731.1			761.0
Total Liabilities and Shareholders’ Equity	$10,023.7			$9,745.5

(1) Certain prior period information has been reclassified to conform to current presentation.

(2) Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

(3) Interest income includes taxable-equivalent basis adjustment based upon a statutory tax rate of 35%.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)

Table 6

	Year Ended December 31, 2005 Compared to 2004
(dollars in millions)	Volume(1)	Rate(1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$(4.7)	$1.4	$(3.3)
Funds Sold	(0.8)	1.1	0.3
Investment Securities
Available for Sale	14.0	6.1	20.1
Held to Maturity	(6.1)	1.3	(4.8)
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and Industrial	6.7	9.9	16.6
Construction	3.0	2.1	5.1
Commercial Mortgage	(3.2)	3.5	0.3
Residential Mortgage	3.6	0.6	4.2
Other Revolving Credit and Installment	4.2	(0.8)	3.4
Home Equity	9.9	8.7	18.6
Purchased Home Equity	(2.7)	(1.6)	(4.3)
Lease Financing	(0.5)	(2.7)	(3.2)
Total Loans and Leases	21.0	19.7	40.7
Other	(0.1)	(1.4)	(1.5)
Total Change in Interest Income	23.2	28.2	51.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.6	6.3	6.9
Savings	(0.1)	7.4	7.3
Time	1.6	5.9	7.5
Total Interest-Bearing Deposits	2.1	19.6	21.7
Short-Term Borrowings	(0.6)	15.2	14.6
Long-Term Debt	(2.4)	1.0	(1.4)
Total Change in Interest Expense	(0.9)	35.8	34.9

Change in Net Interest Income	$24.1	$(7.6)	$16.5

(1) The changes for each category of interest income and expense are divided between the portion of changes attributable to the variance in volume or rate for that category.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits (Unaudited)

Table 7

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2005	2005	2004(1)	2005	2004(1)

Salaries	$27,765	$27,652	$28,055	$108,286	$111,362
Incentive Compensation	4,067	4,385	3,999	16,145	15,458
Stock Based Compensation	720	1,855	2,926	6,118	11,726
Commission Expense	1,715	1,864	1,991	8,112	7,682
Retirement and Other Benefits	4,245	4,512	3,230	17,962	15,900
Payroll Taxes	1,999	2,091	2,115	9,748	11,063
Medical, Dental, and Life Insurance	2,168	1,805	2,050	8,027	8,354
Separation Expense	640	202	677	1,912	2,754
Total Salaries and Benefits	$43,319	$44,366	$45,043	$176,310	$184,299

(1) Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances (Unaudited)

Table 8

(dollars in thousands)	December 31, 2005	September 30, 2005(1)	June 30, 2005(1)	March 31, 2005(1)	December 31, 2004(1)
Commercial
Commercial and Industrial	$918,777	$975,623	$1,010,540	$935,146	$923,643
Commercial Mortgage	558,346	574,034	563,581	609,689	602,678
Construction	153,393	169,733	144,538	88,506	105,967
Lease Financing	470,155	468,378	471,600	468,349	479,100
Total Commercial	2,100,671	2,187,768	2,190,259	2,101,690	2,111,388
Consumer
Residential Mortgage	2,431,552	2,382,725	2,354,995	2,343,277	2,326,937
Home Equity	801,767	778,723	739,161	694,261	657,164
Purchased Home Equity	72,633	81,076	93,806	109,632	122,728
Other Revolving Credit and Installment	736,364	745,149	744,570	736,250	736,178
Lease Financing	25,549	27,105	28,627	30,680	32,535
Total Consumer	4,067,865	4,014,778	3,961,159	3,914,100	3,875,542
Total Loans and Leases	$6,168,536	$6,202,546	$6,151,418	$6,015,790	$5,986,930

Air Transportation Credit Exposure(2) (Unaudited)

	December 31, 2005			Sept. 30, 2005	Dec. 31, 2004(1)
(dollars in thousands)	Outstanding	Unused Commitments	Total Exposure	Total Exposure	Total Exposure
Passenger Carriers Based in the United States	$68,829	$—	$68,829	$70,678	$92,358
Passenger Carriers Based Outside the United States	20,678	—	20,678	21,573	25,910
Cargo Carriers	13,240	—	13,240	13,240	13,771
Total Air Transportation Credit Exposure	$102,747	$—	$102,747	$105,491	$132,039

(1) Exposure includes loans, leveraged leases and operating leases. Certain prior period information has been reclassified to conform to current presentation.

(2) Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries

Consolidated Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)

Table 9

(dollars in thousands)	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$212	$471	$430	$470	$683
Commercial Mortgage	72	1,555	1,739	1,922	2,106
Lease Financing	—	4	1,586	2,418	2,973
Total Commercial	284	2,030	3,755	4,810	5,762
Consumer
Residential Mortgage	5,496	5,083	6,034	7,504	7,688
Home Equity	39	41	156	185	218
Total Consumer	5,535	5,124	6,190	7,689	7,906
Total Non-Accrual Loans and Leases	5,819	7,154	9,945	12,499	13,668
Foreclosed Real Estate	359	413	292	183	191
Other Investments	300	683	683	683	—
Total Non-Performing Assets	$6,478	$8,250	$10,920	$13,365	$13,859

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$—	$9	$29	$52
Commercial Mortgage	—	—	2,213	2,243	—
Total Commercial	—	—	2,222	2,272	52
Consumer
Residential Mortgage	1,132	1,545	1,310	604	387
Purchased Home Equity	185	83	—	70	183
Other Revolving Credit and Installment	1,504	1,479	1,417	1,417	1,433
Lease Financing	29	51	—	—	30
Total Consumer	2,850	3,158	2,727	2,091	2,033
Total Accruing Loans and Leases Past Due 90 Days or More	$2,850	$3,158	$4,949	$4,363	$2,085

Total Loans and Leases	$6,168,536	$6,202,546	$6,151,418	$6,015,790	$5,986,930

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.09%	0.12%	0.16%	0.21%	0.23%

Ratio of Non-Performing Assets to Total Loans and Leases, Foreclosed Real Estate and Other Investments	0.11%	0.13%	0.18%	0.22%	0.23%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.15%	0.18%	0.26%	0.29%	0.27%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$8,250	$10,920	$13,365	$13,859	$15,977
Additions	1,191	919	3,088	2,796	5,164
Reductions
Payments	(2,345)	(1,326)	(5,097)	(2,202)	(6,435)
Return to Accrual	(231)	(2,007)	(392)	(698)	(456)
Sales of Foreclosed Assets	(122)	—	—	(129)	(206)
Charge-offs/Write-downs	(265)	(256)	(44)	(261)	(185)
Total Reductions	(2,963)	(3,589)	(5,533)	(3,290)	(7,282)
Balance at End of Quarter	$6,478	$8,250	$10,920	$13,365	$13,859

Bank of Hawaii Corporation and Subsidiaries

Consolidated Reserve for Credit Losses (Unaudited)

Table 10

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2005	2005	2004	2005	2004

Balance at Beginning of Period	$96,167	$106,163	$124,651	$113,596	$129,080
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	732	620	465	2,507	4,408
Commercial Mortgage	—	—	—	—	575
Lease Financing	—	10,049	774	10,049	1,381
Consumer
Residential Mortgage	134	130	128	646	819
Home Equity	—	—	—	—	20
Purchased Home Equity	236	26	343	959	807
Other Revolving Credit and Installment	5,651	4,488	4,903	19,268	18,390
Lease Financing	35	6	47	104	155
Total Loans and Leases Charged-Off	6,788	15,319	6,660	33,533	26,555
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	470	528	542	1,751	3,973
Commercial Mortgage	3,006	146	119	3,246	2,052
Construction	—	—	—	—	529
Lease Financing	26	—	1	189	19
Consumer
Residential Mortgage	156	190	109	641	915
Home Equity	2	4	5	35	158
Purchased Home Equity	95	126	16	376	125
Other Revolving Credit and Installment	1,440	1,322	1,267	5,215	6,136
Lease Financing	5	7	23	63	103
Foreign	—	—	23	—	7,061
Total Recoveries on Loans and Leases Previously Charged-Off	5,200	2,323	2,105	11,516	21,071
Net Loan and Lease Charge-Offs	(1,588)	(12,996)	(4,555)	(22,017)	(5,484)
Provision for Credit Losses	1,588	3,000	(6,500)	4,588	(10,000)
Balance at End of Period(1)	$96,167	$96,167	$113,596	$96,167	$113,596

Components
Allowance for Loan and Lease Losses	91,090	91,654	106,796	91,090	106,796
Reserve for Unfunded Commitments	5,077	4,513	6,800	5,077	6,800
Total Reserve for Credit Losses	$96,167	$96,167	$113,596	$96,167	$113,596

Average Loans and Leases Outstanding	$6,177,424	$6,170,302	$5,834,379	$6,110,264	$5,786,663

Ratio of Net Loan and Lease Charge-Offs to Average Loans and Leases Outstanding (annualized)	0.10%	0.84%	0.31%	0.36%	0.09%
Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.48%	1.48%	1.78%	1.48%	1.78%

(1) Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries

Business Segment Selected Financial Information (Unaudited)

Table 11a

(dollars in thousands)	Retail Banking	Commercial Banking	Investment Services Group	Treasury and Other Corporate	Consolidated Total

Three Months Ended December 31, 2005
Net Interest Income	$57,506	$36,331	$3,298	$6,321	$103,456
Provision for Credit Losses	4,189	(2,274)	—	(327)	1,588
Net Interest Income After Provision for Credit Losses	53,317	38,605	3,298	6,648	101,868
Non-Interest Income	25,375	8,907	14,190	2,337	50,809
	78,692	47,512	17,488	8,985	152,677
Non-Interest Expense	(44,750)	(21,711)	(14,278)	(2,440)	(83,179)
Income Before Income Taxes	33,942	25,801	3,210	6,545	69,498
Provision for Income Taxes	(12,559)	(9,550)	(1,188)	(1,420)	(24,717)
Allocated Net Income	21,383	16,251	2,022	5,125	44,781
Allowance Funding Value	(180)	(544)	(6)	730	—
Provision for Credit Losses	4,189	(2,274)	—	(327)	1,588
Economic Provision	(3,243)	(2,463)	(108)	(1)	(5,815)
Tax Effect of Adjustments	(283)	1,954	42	(149)	1,564
Income Before Capital Charge	21,866	12,924	1,950	5,378	42,118
Capital Charge	(5,592)	(4,663)	(1,469)	(7,676)	(19,400)
Net Income (Loss) After Capital Charge (NIACC)	$16,274	$8,261	$481	$(2,298)	$22,718

RAROC (ROE for the Company)	43%	30%	14%	19%	25%

Total Assets at December 31, 2005	$3,890,498	$2,462,257	$210,260	$3,624,023	$10,187,038

Three Months Ended December 31, 2004(1)
Net Interest Income	$52,531	$33,904	$2,996	$10,500	$99,931
Provision for Credit Losses	2,991	1,602	—	(11,093)	(6,500)
Net Interest Income After Provision for Credit Losses	49,540	32,302	2,996	21,593	106,431
Non-Interest Income	22,590	9,355	13,803	2,602	48,350
	72,130	41,657	16,799	24,195	154,781
Non-Interest Expense	(43,287)	(21,706)	(12,429)	(4,681)	(82,103)
Income Before Income Taxes	28,843	19,951	4,370	19,514	72,678
Provision for Income Taxes	(10,672)	(7,378)	(1,617)	(6,770)	(26,437)
Allocated Net Income	18,171	12,573	2,753	12,744	46,241
Allowance Funding Value	(162)	(608)	(6)	776	—
Provision for Credit Losses	2,991	1,602	—	(11,093)	(6,500)
Economic Provision	(3,565)	(2,463)	(91)	(1)	(6,120)
Tax Effect of Adjustments	272	544	36	3,817	4,669
Income Before Capital Charge	17,707	11,648	2,692	6,243	38,290
Capital Charge	(5,461)	(4,669)	(1,293)	(9,991)	(21,414)
Net Income (Loss) After Capital Charge (NIACC)	$12,246	$6,979	$1,399	$(3,748)	$16,876

RAROC (ROE for the Company)	35%	27%	23%	16%	24%

Total Assets at December 31, 2004	$3,773,950	$2,376,763	$117,615	$3,497,863	$9,766,191

(1) Certain prior period information has been reclassified to conform to current presentation.

Table 11b

(dollars in thousands)	Retail Banking	Commercial Banking	Investment Services Group	Treasury and Other Corporate	Consolidated Total

Year Ended December 31, 2005
Net Interest Income	$220,617	$142,436	$12,632	$31,428	$407,113
Provision for Credit Losses	14,151	8,942	(1)	(18,504)	4,588
Net Interest Income After Provision for Credit Losses	206,466	133,494	12,633	49,932	402,525
Non-Interest Income	100,292	42,558	57,142	9,322	209,314
	306,758	176,052	69,775	59,254	611,839
Non-Interest Expense	(174,885)	(87,315)	(56,872)	(8,570)	(327,642)
Income Before Income Taxes	131,873	88,737	12,903	50,684	284,197
Provision for Income Taxes	(48,793)	(32,876)	(4,774)	(16,193)	(102,636)
Allocated Net Income	83,080	55,861	8,129	34,491	181,561
Allowance Funding Value	(688)	(2,332)	(23)	3,043	—
Provision for Credit Losses	14,151	8,942	(1)	(18,504)	4,588
Economic Provision	(13,547)	(9,763)	(406)	(4)	(23,720)
Tax Effect of Adjustments	31	1,167	159	5,722	7,079
Income Before Capital Charge	83,027	53,875	7,858	24,748	169,508
Capital Charge	(22,042)	(18,505)	(5,787)	(34,112)	(80,446)
Net Income (Loss) After Capital Charge (NIACC)	$60,985	$35,370	$2,071	$(9,364)	$89,062

RAROC (ROE for the Company)	41%	32%	15%	17%	25%

Total Assets at December 31, 2005	$3,890,498	$2,462,257	$210,260	$3,624,023	$10,187,038

Year Ended December 31, 2004(1)
Net Interest Income	$203,541	$135,472	$11,529	$40,048	$390,590
Provision for Credit Losses	10,446	3,232	47	(23,725)	(10,000)
Net Interest Income After Provision for Credit Losses	193,095	132,240	11,482	63,773	400,590
Non-Interest Income	90,424	47,278	54,040	13,352	205,094
	283,519	179,518	65,522	77,125	605,684
Non-Interest Expense	(174,670)	(90,797)	(52,317)	(16,656)	(334,440)
Income Before Income Taxes	108,849	88,721	13,205	60,469	271,244
Provision for Income Taxes	(40,274)	(32,828)	(4,886)	(19,917)	(97,905)
Allocated Net Income	68,575	55,893	8,319	40,552	173,339
Allowance Funding Value	(605)	(2,653)	(25)	3,283	—
Provision for Credit Losses	10,446	3,232	47	(23,725)	(10,000)
Economic Provision	(14,054)	(10,528)	(370)	(8)	(24,960)
Tax Effect of Adjustments	1,559	3,681	129	7,566	12,935
Income Before Capital Charge	65,921	49,625	8,100	27,668	151,314
Capital Charge	(22,157)	(19,887)	(5,227)	(36,458)	(83,729)
Net Income (Loss) After Capital Charge (NIACC)	$43,764	$29,738	$2,873	$(8,790)	$67,585

RAROC (ROE for the Company)	33%	27%	17%	22%	23%

Total Assets at December 31, 2004	$3,773,950	$2,376,763	$117,615	$3,497,863	$9,766,191

(1) Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Quarterly Summary of Selected Consolidated Financial Data (Unaudited)

Table 12

	Three Months Ended
(dollars in thousands except per share amounts)	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$97,697	$94,381	$90,119	$86,467	$84,100
Income on Investment Securities—Available for Sale	29,820	28,482	27,987	27,319	26,394
Income on Investment Securities—Held to Maturity	4,899	5,109	5,527	5,825	6,147
Deposits	103	57	36	23	107
Funds Sold	154	935	165	75	356
Other	272	270	271	449	267
Total Interest Income	132,945	129,234	124,105	120,158	117,371
Interest Expense
Deposits	17,479	15,766	13,577	11,604	9,993
Securities Sold Under Agreements to Repurchase	6,504	6,796	4,562	3,325	3,120
Funds Purchased	1,730	901	1,151	733	395
Short-Term Borrowings	61	50	45	32	39
Long-Term Debt	3,715	3,761	3,731	3,806	3,893
Total Interest Expense	29,489	27,274	23,066	19,500	17,440
Net Interest Income	103,456	101,960	101,039	100,658	99,931
Provision for Credit Losses	1,588	3,000	—	—	(6,500)
Net Interest Income After Provision for Credit Losses	101,868	98,960	101,039	100,658	106,431
Non-Interest Income
Trust and Asset Management	14,098	14,052	14,058	14,622	13,934
Mortgage Banking	2,597	2,618	2,594	2,590	1,516
Service Charges on Deposit Accounts	10,151	10,046	9,569	10,179	10,155
Fees, Exchange, and Other Service Charges	15,147	15,394	15,211	13,836	13,684
Investment Securities Gains (Losses)	(4)	8	337	—	(757)
Insurance	4,201	5,324	4,330	5,788	4,234
Other	4,619	8,074	4,575	5,300	5,584
Total Non-Interest Income	50,809	55,516	50,674	52,315	48,350
Non-Interest Expense
Salaries and Benefits	43,319	44,366	43,856	44,769	45,043
Net Occupancy	9,643	9,896	9,189	9,545	9,606
Net Equipment	5,358	5,335	5,377	5,471	6,316
Professional Fees	4,057	5,689	2,905	3,051	3,580
Other	20,802	19,310	17,677	18,027	17,558
Total Non-Interest Expense	83,179	84,596	79,004	80,863	82,103
Income Before Income Taxes	69,498	69,880	72,709	72,110	72,678
Provision for Income Taxes	24,717	25,051	26,280	26,588	26,437
Net Income	$44,781	$44,829	$46,429	$45,522	$46,241

Basic Earnings Per Share	$0.88	$0.87	$0.90	$0.85	$0.86
Diluted Earnings Per Share	$0.86	$0.85	$0.87	$0.83	$0.82

Balance Sheet Totals
Total Assets	$10,187,038	$10,085,235	$10,059,690	$9,908,030	$9,766,191
Net Loans and Leases	6,077,446	6,110,892	6,049,831	5,910,784	5,880,134
Total Deposits	7,907,468	7,756,586	7,726,758	7,760,662	7,564,667
Total Shareholders’ Equity	693,352	696,311	712,169	716,656	814,834

Performance Ratios
Net Income to Average Total Assets (ROA)	1.76%	1.74%	1.87%	1.88%	1.89%
Net Income to Average Shareholders’ Equity (ROE)	25.19	24.61	25.98	23.66	23.63
Net Interest Margin(1)	4.42	4.30	4.36	4.43	4.40
Efficiency Ratio(2)	53.92	53.72	52.07	52.86	55.37

(1) The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

(2) The efficiency ratio is defined as non-interest expense divided by total revenue (net interest income and non-interest income).